Equity	9 Months Ended
Sep. 30, 2012
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 7 – Equity Transactions

On June 13, 2012, we completed an underwritten public offering of 8.6 million shares of common stock at a price of $7.50 per common share ($7.13 per common share, net of underwriting discounts) for net proceeds of $61.3 million. We intend to use the offering proceeds for general corporate purposes.

On May 23, 2012, we entered into Warrant Agreements through which we issued certain investors warrants to purchase a total of 2,000,000 shares of our common stock at an exercise price of $10.50 per share. The Warrant Agreements were entered into in connection with the May 31, 2012 Reimbursement Agreement (see Note 13 for additional discussion of the Reimbursement Agreement.) The terms of all of the Warrant Agreements are substantially identical. The Warrants expire on January 24, 2016 and are subject to customary anti-dilution provisions. We also agreed to provide the investors with customary resale registration rights as soon as reasonably practicable.

The Warrant Agreements include a cashless exercise provision entitling each investor to surrender a portion of the underlying common stock that has a value equal to the aggregate exercise price in lieu of paying cash upon exercise of a warrant. In addition, any in-the-money warrants still outstanding at the expiration date are subject to an automatic cashless exercise.